pebblebrook HOTEL TRUST

hotel milano
san francisco, california

Property Information:

Acquisition Price:	$30.0M ($278k per room)
Location:	Market St./Convention Center, San Francisco, CA
Acquired:	April 4, 2011
Rooms:	108
Type:	Full-Service
Built :	1913
Converted to Hotel:	1994

Valuation and Performance:

Estimated Discount to Replacement Cost (post-renovation):	25%
Forward 12-Month Cap Rate (Projected EBITDA):	*Not Relevant Due*
Forward 12-Month Cap Rate (Projected NOI):	*to Repositioning*
2014 Stabilized EBITDA Yield (Projected EBITDA)[1]:	7.8% - 8.4%
2014 Stabilized EBITDA Yield (Projected NOI)[1]:	6.6% - 7.2%

(1) Based on previously disclosed purchase price of $30M plus the midpoint of the projected comprehensive renovation and repositioning investment range.


exterior


HOTEL MILANO
entrance

Property Highlights:

- Attractive location in the SoMA/Convention Center submarket, adjacent to the Westfield San Francisco Shopping Centre and just blocks away from the Moscone Convention Center, Union Square and the Financial District
- 108 spacious guest rooms
- Comprehensive $8.0M to $10.0M renovation and repositioning over the next 12 months, including guest rooms, corridors, public areas, lobby, restaurant and fitness center. Property to be renamed upon completion of the renovation.
- Property to be managed by Viceroy Hotel Group

Market Highlights:

Market Overview:

- Proven history of double-digit RevPAR growth in recovery cycles – RevPAR CAGR of 12.1% from 1995 to 2000 and 9.4% from 2003 to 2008
- RevPAR Growth of 19.7% in 2011 for the San Francisco market, the highest of the nation's Top 25 markets
- Strategic west coast location allows global business opportunities and excellent access to rapidly growing Asian economies
- Diverse economic base with strong growth industries
- Highly educated population with an array of top-tier educational institutions, including Stanford University, UC San Francisco and UC Berkeley
- Excellent transportation infrastructure with three international airports, a modern network of highways and an efficient public transportation system


HOTEL MILANO
exterior

Demand Generators:

- The Moscone Convention Center
- Financial Center: Home to numerous prominent Fortune 500 companies, banks, financial service companies and venture capital firms
- Silicon Valley: High concentration of world-leading technology and software companies
- Biotechnology: Global leader for biotechnology firms and research
- Retail: Renowned Union Square retail center and the iconic Westfield San Francisco Shopping Centre adjacent to hotel
- Airports: Three international airports
- Varied environmental demand generators lead to a diverse tourism base: Pacific Ocean, San Francisco Bay, Napa Valley, Mountains and National Parks
- America's Cup in 2012 and 2013


San Francisco - Market Street Sub-Market Operating Performance
ADR
RevPAR
Occupancy
$200
$150
$100
$50
85%
80%
75%
70%
65%
60%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Competitive Set:

Hotels	Map Marker	Rooms	Year Opened
Hotel Milano	★	***108***	***1994***
Villa Florence Hotel	1	182	1915
Joie De Vivre Hotel Adagio	2	171	1929
Kimpton Hotel Monaco San Francisco	3	201	1910
Kimpton Hotel Palomar San Francisco	4	195	1908
W Hotel San Francisco	5	404	1999
Total (excluding the Hotel Milano)		**1,153**	


Sutter St
Post St
Geary St
O'Farrell St
Ellis St
Eddy St
Turk St
Market St
Mission St
Union Square Park
Powell St BART
Montgomery St BART
Curran Theatre
Central Tower
Contemporary Jewish Museum
Yerba Buena Gardens
Moscone Center
Golden Gate Theatre
Ruby Skye
Fish & Farm
The Art of Shaving
Chez Papa Resto
54 Mint
Buca Di Beppo
Zeum at Yerba Buena Gardens
Golden Gate Ave
4th St
5th St
3rd St
Kearny St
Grant Ave
Stockton St
Mason St
Taylor St
Jones St
Minna St
Jessie St
Howard St
New Montgomery St
2nd St

Investment Highlights:

Strengths

- "A" Location in a Truly World Class City
- Extremely high barriers to entry market
- International gateway market
- Significant discount-to-replacement cost
- San Francisco market is at prior peak occupancy of 80%
- No new supply under construction
- New and significant economic drivers

Opportunities

- Significant upside from comprehensive hotel renovation and repositioning to a four-diamond quality hotel, as well as new management
- Growing SoMa market
- Renovation and expansion of Moscone Convention Center
- Improved cash flow through best practices and Pebblebrook asset management